EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR III CARRIAGE HOUSE, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated April 6, 2016 (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between ASHFORD PROPERTIES, LLC, Series D-Gurnee Partners at Carriage House, an Illinois limited liability company (“Seller”) and Assignor for the purchase and sale of that certain real property located in Gurnee, Illinois as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this May 18, 2016.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By: /s/ Ana Marie del Rio_____________
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR III CARRIAGE HOUSE, LLC
a Delaware limited liability company

By:	Steadfast Apartment Advisor III, LLC
a Delaware limited liability company,
its Manager

By: /s/ Ana Marie del Rio________
Ana Marie del Rio, Secretary

Assignment of PSA-Carriage House	2

Exhibit A

DESCRIPTION OF THE LAND

PARCEL 1:

LOTS 1 THROUGH 4 IN BLOCK 2 IN BIG OAKS, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 23, TOWNSHIP 45 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 4, 1968 AS DOCUMENT 1380376, IN BOOK 45 OF PLATS, PAGE 55, TOGETHER WITH A TRACT OF LAND LYING EAST OF AND ADJOINING LOT 1 AFORESAID, AS SHOWN ON AND LOCATED BY THE AFORESAID PLAT OF SUBDIVISION, IN LAKE COUNTY, ILLINOIS.

PARCEL 2:

LOT 1 (EXCEPT THE WEST 17 FEET THEREOF) AND ALL OF LOTS 2 THROUGH 4 IN BIG OAKS UNIT 3, BEING A SUBDIVISION OF PART OF THE WEST 1/2 OF THE NORTHEAST 1/4 OF SECTION 23, TOWNSHIP 45 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JULY 30, 1969 AS DOCUMENT 1430576, IN BOOK 49 OF PLATS, PAGE 3, IN LAKE COUNTY, ILLINOIS.

PARCEL 3:

LOTS 1 THROUGH 4 IN BIG OAKS UNIT 4, BEING A SUBDIVISION OF PART OF THE WEST 1/2 OF THE NORTHEAST 1/4 OF SECTION 23, TOWNSHIP 45 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JANUARY 30, 1970 AS DOCUMENT 1449663, IN BOOK 49 OF PLATS, PAGE 17, IN LAKE COUNTY, ILLINOIS.

PARCEL 4:

LOTS 1 THROUGH 5 IN THE RESUBDIVISION OF LOT "A" IN BIG OAKS UNIT 4, BEING A RESUBDIVISION OF THE WEST 1/2 OF THE NORTHEAST 1/4 OF SECTION 23, TOWNSHIP 45 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID RESUBDIVISION RECORDED JANUARY 19, 1971 AS DOCUMENT 1488058, IN BOOK 49 OF PLATS, PAGE 46, IN LAKE COUNTY, ILLINOIS.

Assignment of PSA-Carriage House	3